Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Emanuel N. Hilario, Chief Financial Officer, in connection with the Annual Report on Form 10-K of McCormick & Schmick’s Seafood Restaurants, Inc. for the annual period ended December 25, 2004 (the “Report”), hereby certify in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of McCormick & Schmick’s Seafood Restaurants, Inc.

/s/ EMANUEL N. HILARIO
Emanuel N. Hilario
Chief Financial Officer
Dated: April 8, 2005